MDC PARTNERS
Where Great Talent Lives

ThinkEquity Partners
Fifth Annual Growth Conference

September 17, 2007

(Nasdaq: MDCA / TSX: MDZ.A)

Forward Looking Statements & Other Information

This presentation contains forward-looking statements. The Company's representatives may also make forward-looking statements orally from time to time. Statements in this presentation that are not historical facts, including statements about the Company's beliefs and expectations, recent business and economic trends, potential acquisitions, estimates of amounts for deferred acquisition consideration and "put" option rights, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following:

- risks associated with effects of national and regional economic conditions;
- the Company's ability to attract new clients and retain existing clients;
- the financial success of the Company's clients;
- the Company's ability to remain in compliance with its debt agreements and the Company's ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to "put" option rights;
- the Company's ability to retain and attract key employees;
- the successful completion and integration of acquisitions which complement and expand the Company's business capabilities;
- foreign currency fluctuations; and
- risks arising from the Company's historical option grant practices.

The Company's business strategy includes ongoing efforts to engage in material acquisitions of ownership interests in entities in the marketing communications services industry. The Company intends to finance these acquisitions by using available cash from operations and through incurrence of bridge or other debt financing, either of which may increase the Company's leverage ratios, or by issuing equity, which may have a dilutive impact on existing shareholders proportionate ownership. At any given time the Company may be engaged in a number of discussions that may result in one or more material acquisitions. These opportunities require confidentiality and may involve negotiations that require quick responses by the Company. Although there is uncertainty that any of these discussions will result in definitive agreements or the completion of any transactions, the announcement of any such transaction may lead to increased volatility in the trading price of the Company's securities.

Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Annual Report on Form 10-K under the caption "Risk Factors" and in the Company's other SEC filings.

You May Not Know MDC – But You've Seen Our Work…



Burger King
Crispin Porter + Bogusky


HENNESSY
Martini

Hennessy
kirshenbaum bond



Volkswagen
Crispin Porter + Bogusky


truth
Welcome to
CRAZYWORLD

Truth
Crispin Porter + Bogusky



Target
kirshenbaum bond


CHAMPIONS ARE BORN.
THEN MADE.

Purina
Colle + McVoy


MoMA

MoMA
Bruce Mau Designs



Liz Claiborne
Bratskeir & Company


Inglis

Whirlpool
Allard Johnson


NEWCASTLE
BROWN ALE
FOR A BITTER TASTE, DRINK WITH EX-GIRLFRIEND.

New Castle
VitroRobertson


There's a point to life. And no, it's not the decimal.
citi

Citi
mono

We Are a Marketing Services Network

- 40 brands providing marketing services in the North America, Europe and Latin America
- Strategically focused on high growth specialty communications
- We are media agnostic
- Strong, well-diversified blue-chip clientele
- Large presence in Digital Innovation & Direct Response

YTD 2007 Revenue by Segment


Specialized Communication Services
23%
17%
Customer Relationship Management
60%
Strategic Marketing Services

YTD 2007 Revenue by Geography


UK & Other
2%
Canada
17%
US
81%

We are Partners with Some of the Most Prolific Firms in the Industry who are Thought Leaders

CRISPIN PORTER + BOGUSKY

kirshenbaum bond + partners

Allard Johnson

ACCENT

targetcom

NORTHSTAR research partners

wearegigantic

FLETCHERMARTIN

Bruce Mau Design Inc.

ZYMAN GROUP

hello

Veritas

REDSCOUT

COLLE + McVOY

zig

ACLC

vitrorobertson

YAMAMOTO MOSS MACKENZIE

BryanMillsIradesso

bmi

mono

henderson bas

Onbrand

company c

sourcemarketing

ACCUMARK

We are in the Midst of a Marketing Revolution

- → Marketers care about **fresh thinking** and **new ideas**
- → Clients are under siege to **grow**
- → Clients want actionable strategies to make their brands win in the marketplace
- → Financial **success** in marketing services is a **by-product** of providing **great work** for great clients that produces **superior results in the marketplace**
- → The **best work** is produced by the most able **talent**
- → **Talent** is gravitating to environments where they are **empowered to produce great work** and can **share in the wealth**

MDC's mission is to be
"The Place Where Great Talent Lives"

Our Partners are our Most Valuable Asset

Our Market Perspective

- Advertising is a $600 billion dollar global industry
- Digital innovation is changing at an accelerated rate
  - No client wants to hear about an idea that doesn't encapsulate how consumers consume influence in a digital economy
- Unconventional but strategic and sound solutions can compete against current delivery by large rivals
  - Driven by media unbundling, technology and clients seeking strategic more than international brand management counsel
- Marketers are increasingly comfortable in turning to small agencies for global work
  - Small agencies can have big ideas; global distribution can be dealt with
    - Nike / American Express => Crispin Porter Bogusky
    - Sprint => Goodby Silverstein

Client Results are all that Matter

Our "Perpetual Partnership" Model …

→ Motivation is driven by financial and emotional ownership

→ We initially invest 51% to 70% for equity ownership
  - Founders keep 'skin in the game'
  - Succession planning for 'Gen II' is critical

→ We partner with businesses that have:
  - Significant growth opportunities
  - Industry leading margins
  - A capable management team, built with a culture of partnership
  - Ability to collaborate across the network
  - We have a proven track record of enhancing the growth rate of our Partner firms

MDC PARTNERS

… Provides a Cultural Currency that is Unique in the Marketplace

- We pay:
  - 5x to 7x Profit Before Taxes
  - Consideration paid 80% cash and 20% MDC equity
- We receive:
  - Priority on profit returns for the first five years
  - All cash managed centrally by MDC
  - We control the balance sheet and cash of each business; we have all the economic benefit of 100% ownership with the added motivation of minority share ownership
- We avoid:
  - Turnaround situations
  - Founders who are looking to ‘sell out’ in an auction

MDC PARTNERS

Why are we Growing Faster than our Competitors

- → Smaller, very entrepreneurial and more nimble
- → Large ownership is in the hands of the Partner / Management
- → 40% of our business is in the Digital Innovation & Direct Response
- → 65% of our business is in areas other than traditional advertising

MDC PARTNERS

How Do We Add Value

→We measure our ability by which we add value using the following 5 metrics:

C C P C C

Clients

Companies

People

Cross-selling

Cultural Enhancement

MDC is committed to helping our Partners sell more services to more clients, for more value, more efficiently

Target Areas of Expansion

- → Integrated Agencies
- → Digital / Interactive
- → Branding / Strategy
- → Public Relations
- → Data Mining / Analytics
- → Lift outs from big networks

We are focused on the most targetable, measurable and fastest growing segments of marketing services

Our Revenue Growth Rate is Expanding


$US Millions
Revenue
$600
$500
$400
$300
$200
$100
$0
25%
20%
15%
10%
5%
0%
Organic Growth
2004
2005
2006
2007 E*
YTD 2007

- → 31% 3-Year CAGR (2003 – 2006); 9% average organic growth
- → 16% – 18% growth for 2007; 12% organic growth

* Based on management's guidance in press release and accompanying slides issued 5/8/07 and reaffirmed on 8/2/07 earnings call.

Our Model Works – Accelerating Organic Growth

$US Millions

	2005	2006	YTD 2007	2007 E*
Total Revenues	$363.4	$423.7	$254.8	$490 – 500
Acquisition Growth	38%	6%	1%	NA
MDC Organic Growth	**8%**	**11%**	**22%**	**12%**
Total Growth	47%	17%	29%	17%
Peer Average Organic Growth (IPG/OMC/WPP/PUB/HAV)	**4.3%**	**5.1%**	**4.6%**	**NA**

* Based on management's guidance in press release and accompanying slides issued 5/8/07 and reaffirmed on 8/2/07 earnings call.

MDC PARTNERS

Excellent Potential for Further Margin Expansion

$ US Millions



MDC's Share of EBITDA
$45
$40
$35
$30
$25
$20
$15
$10
$5
$-
20%
15%
10%
5%
0%
Gross EBITDA Margins
2004
2005
2006
2007 E*
YTD 2007**

→ 60% 3-Year CAGR (2003 – 2006)

→ 8 – 11% Growth for 2007 (Management Guidance)

* Based on management's guidance in press release and accompanying slides issued 5/8/07 and reaffirmed on 8/2/07 earnings call.
** Represents adjusted MDC EBITDA and margin for YTD 2007. See page 27 & 28 for reconciliation.

Potential Contractual Put/Call Options and Impact on EBITDA

	Estimated Put/Call Impact at June 30, 2007			
	Payment Consideration			Incremental
(US$ in millions)	Cash	Stock	Total	EBITDA in Period
2007	$9.1	$1.0	$10.1	$3.0
2008	30.1	7.9	38.0	9.2
2009	13.5	4.0	17.5	1.8
2010	35.0	9.6	44.5	3.4
Total	$87.6	$22.5	$110.1	$17.4

Effective Multiple	6.3

Our call options represent a significant source of incremental EBITDA

MDC PARTNERS

YTD 2007 Financial Highlights

$ US Millions



2007 YTD Revenue
$300
$250
$200
$150
$100
$50
$0
28.5% growth
$198.2
$254.8
YTD 2006
YTD 2007



2007 MDC's Share of Adjusted EBITDA
$20
$18
$16
$14
$12
$10
$8
$6
$4
$2
$0
66.7% growth
$10.5
$17.5
YTD 2006
YTD 2007



2007 YTD Gross Adjusted EBITDA & Margin
11.0%
10.8%
10.6%
10.4%
10.2%
10.0%
9.8%
9.6%
9.4%
9.2%
9.0%
9.7%
10.8%
YTD 2006
YTD 2007

MDC PARTNERS

Summary

- MDC Partners' mission is to be "The Place Where Great Talent Lives"
- Organic revenue growth has been outpacing the industry peer average for the last several years
  - First half 2007: 21.9% vs. 4.6%
- Organic revenue growth guidance for 2007 of 12%*
- First half 2007 MDC's Adjusted Share of EBITDA growth was 66.7%
  - $17.5 M vs. $10.5 M
- Call options represent of significant source of incremental EBITDA in 2008
- Proven accelerator of entrepreneurial firms, well positioned to gain share of increasingly complex marketplace

* Based on management's guidance in press release and accompanying slides issued 5/8/07 and reaffirmed on 8/2/07 earnings call.